UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) September 8, 2005

K&F INDUSTRIES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32595	20-1844325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Main Street, 4th Floor, White Plains, NY		10606
(Address of principal executive offices)		(Zip code)

(914) 448-2700

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 8, 2005, the Board of Directors of K&F Industries Holdings, Inc. (the “Company”) elected J. Thomas Zusi a director of the Company.

Mr. Zusi will serve as chairman of the audit committee and as the audit committee’s financial expert, succeeding Dale Frey who remains a director and member of the audit committee.

The Company issued a press release announcing the election of Mr. Zusi on September 13, 2005.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 5.02 by this reference.

Item 9.01.    Financial Statements and Exhibits.

(c)           Exhibits:

Exhibit Number	Reference
99.1	Press Release dated September 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K&F Industries Holdings, Inc.

Date: September 14, 2005	By:	/s/ Ronald H. Kisner
Ronald H. Kisner
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Reference
99.1	Press Release dated September 13, 2005